                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder  report of American  Century  Investment
Trust (the  "Registrant") on Form N-CSR for the period ending September 30, 2005
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  November 29, 2005

                                        /s/ William M. Lyons
                                        ----------------------------------------
                                        William M. Lyons
                                        President
                                        (chief executive officer)

                                        /s/ Maryanne L. Roepke
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                                        Maryanne L. Roepke
                                        Sr. Vice President, Treasurer, and
                                        Chief Accounting Officer
                                        (chief financial officer)